Corporate Overview and Third Quarter 2011 Financial Results Exhibit 99.1

The presentations made at today’s meeting contain projections or other forward-
looking statements regarding management’s expectations about the future events or the future financial performance of the Company, as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends.
We refer you to the documents the Company files from time to time with the
Securities and Exchange Commission, specifically the Company’s latest Annual
Report on Form 10-K for the year ended December 31, 2010, which was filed on
February 25, 2011, and our latest Quarterly Report on Form 10-Q. These documents contain and identify important risk factors that could cause the
Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.  All forward-looking statements included in this presentation are made only as of today’s date and the Company undertakes no obligation to update such forward-
looking statements.
Safe Harbor Disclosure
2

Overview 3 SVB’s Unique Model Strong Performance Growth Initiatives Outlook Appendix

A Unique Financial Services Company
Differentiated business model
• Focus on “innovation” markets
• Balance sheet lender
• Strong deposit franchise
• Diversified revenue streams
Leader
• Leading market share
• More than 600 venture firm clients
• The bank for innovation companies
Established
(1)
• 26 U.S. and seven international offices
• 12,000+ clients  and 1,500+ employees
• $19.2 billion in total assets
• $34.8 billion in total client funds
(2)
(1)  As of 9/30/11.
(2)  Total client funds includes deposits and off-balance sheet client investment funds.
4       SVB’s Unique Model

Silicon Valley Bank
(Commercial Banking)

- Lending
- Global Treasury Management
- Global Finance
- Foreign Exchange
- Investment Solutions
- Elite cards

SVB Global
(Global Markets)

- Global Commercial Banking
- Help clients access foreign markets and opportunities
- UK, China, Israel and India

SVB Private Bank
(Private Banking)

- Customized loan solutions for select clients
- Residential mortgages
- Deposit services
- Global ATM access
- Elite cards

SVB Analytics
(Analytics/Benchmarking)

- Private company 409A valuations
- Corporate equity mgmt.
- Stock option expense solutions
- Corporate performance benchmarking

SVB Capital
(VC Funds Management)

- $1.0B+ fund family
- Investments in 450+ funds domestically and internationally

An Expansive Financial Services Platform 5 SVB’s Unique Model

Strong Q3 2011 Performance
Outstanding
loan growth
Continued high
credit quality
Stable net interest
margin
Strong warrant
and VC fund gains
Continued net
interest income
growth
Strong client
transaction
volumes
Continued deposit
growth
Positive conditions
in client markets
Total client
liquidity at all-
time highs *
6       Strong Performance
•Total client liquidity includes deposits and off-balance sheet client investment funds.

7.18%
$135.5
$95.7
3.13%
$140.0
$135.0
$130.0
$125.0
$120.0
$115.0
$110.0
$105.0
$100.0
$95.0
$90.0
$85.0
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311
Net Interest Income
Net Interest Margin

SVB Financial Group

Net Interest Income Remains Strong Millions NIM 7 Strong Performance All-time high

An Expanded Balance Sheet
DRIVERS
•
Deposit growth primarily due to low interest rate environment
•
New client acquisitions
•
Solid client liquidity
FOCUSED BALANCE SHEET MANAGEMENT
•
Offering the right deposit and investment products to clients
•
Developing new client investment and deposit products
•
Recent debt repurchase of $313 million
•
Maintaining high-quality balance sheet
•
Disciplined use of investment portfolio to maintain liquidity and minimize extension risk
8 8       Strong Performance

Assets
$19.2 Billion [1]

Other
$0.4
$2.0
Cash
$6.2
Net Loans
$9.6
AFS Securities
(Primarily
agencies)
$1.0

Liabilities
$17.0 Billion [1]

$11.1
Non-Interest-
Bearing Deposits
$5.0
Interest-
Bearing
Deposits
$0.3
Other
Liabilities
$0.6
Borrowings

SVB Financial Group

We Are Highly Liquid
(1) As of 9/30/11.
(2) Net of non-controlling interests, non-marketable securities were $346.4 million. Non-GAAP number. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
Non-Marketable
Securities
(VC Investments)
(2)
9       Strong Performance

Other 9%
Private Bank 11%
Wine 7%
Venture Capital Call Lines 17%
Life Sciences 11%
Hardware 9%
Software 36%
Early Stage 16%
Cash Flow Buyout 14%
Factoring 8%
Commercial Finance 13%
Balance Sheet Lending 49%

Composition of Technology and Life Sciences Lending (56% of Portfolio)

SVB Financial Group

A Well-Performing Loan Portfolio
While strategically important, early-
stage has become a smaller portion
of our portfolio as a result of
growth in lending to larger
companies.
Our loan portfolio is focused but
well diversified within technology
lending.
Total: $6.3 billion as of 9/30/11
10       Strong Performance
Early-Stage
loans were
approximately
30% of
portfolio in
2001

GROWTH INITIATIVES
SOLUTIONS
FOUNDATION

SVB Financial Group

Diversified Growth Across the Business
GLOBAL MARKETS & REACH
GLOBAL PLATFORM
New Global Core
Banking System
IT Backbone
Upgrade
Enhanced Global
Payment System
Enhanced On-
line/Mobile
Systems
PRODUCT LINES
Expanded Banking
Network
New Debit &
Credit Cards
New Products &
Services
Enhanced Credit
Solutions
CLIENT NEEDS
Client Experience
Corporate
Finance Segment
Growth Segment Private Bank
UK and Europe India China Israel
11       Growth Initiatives

Full Year Outlook:  2011 vs. 2010
Metric 2010 Actual 2011 Outlook
(4)
as of 10/20/2011
Loans (average) $4.4B High-twenties % growth
Deposits (average) $12.0B High-twenties % growth
Net Interest Income $418.1B Mid-twenties % growth
Net Interest Margin 3.08% Between 3.05% and 3.15%
Allowance for loan losses for performing loans/
period end gross performing  loans
1.37% Between 1.20% and 1.30%
Net Loan Charge-Offs $34.5M
Lower than 0.25% of average total gross
loans
Non-Performing Loans/Total Loans 0.71% Lower than 2010 levels
“Core” Fee Income (1) $109.0M Mid single-digit % increase
Net gains (losses) on equity warrant assets
(2)
$6.6M Between $25 million and $30 million
Net gains on investment securities (excluding
gains on sales of available-for-sale securities
and non-controlling interests)
(2)
$16.1M (3) Between $25 million and $30 million
Non-interest expense (excluding expenses
related to non-controlling interests)
$410.5M (3) Mid-teens % increase
12  Outlook
(1)
“Core” is defined as fees for deposit services, letters of credit, business credit card, client investment, and foreign exchange, in aggregate.
(2)
The timing, magnitude and realization of these gains (or losses) is uncertain and is dependent on market conditions.
(3)
Non-GAAP number. Please see non-GAAP reconciliations at end of  presentation and our most recent financial releases for more information.
(4)
See financial press release dated October 20, 2011, for more information.

Expecting Solid Performance in 2012
13
• Continued positive environment for our clients relative to the economy
• Technology revenues expected to outpace U.S. GDP
(4)
• Expected results from growth initiatives: Growth Segment, Corporate
Finance Segment, UK, and Private Bank
• Continued new client acquisition and strengthening of existing client relationships through cross-selling
• No significant deterioration in overall economy
• Continued low rate environment
Drivers and Assumptions
• Average loan growth in the mid teens
• Gross loan charge-offs between 40 and 70 basis points
(2)
• Net interest income growth of approximately 10 percent
• “Core”
(3)
fee income growth in the mid single digits
• Expense growth in mid to high single digits
Preliminary Outlook (1)
13  Outlook
(1)
Change estimates relative to 2011 full-year results; outlook is preliminary as of October 20, 2011, and may change.
(2)
Of average total gross loans; assuming no significant deterioration in overall economy.
(3)
“Core” is defined as fees for deposit services, letters of credit, business credit card, client investment, and foreign exchange, in aggregate.
(4)
Source: FactSet, I/B/E/S consensus estimates -- September 13, 2011, California Department of Finance -- August 2011

Appendix
1)
Financial Results 16
•
Highlights 17
•
Loans & Credit Quality 19
•
Assets & Client Liquidity 23
•
Sensitivity Charts 25
•
Capital Ratios 27
2)
Growth Initiatives 29
3)
Venture Capital Markets 33
4)
Non-GAAP Reconciliations 36

Financial Results 16 Appendix

Financial Highlights: Q310 – Q311
Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011
Diluted Earnings Per Share $0.89
(3)
$0.41 $0.76 $1.50
(1)(2)
$0.86
Net Income Available to
Common Stockholders
$37.8M
(3)
$17.5M $33.0M $65.8M
(1)(2)
$37.6M
Average Loans
(Change)
$4.5B
(+9.4%)
$5.0B
(+11.3%)
$5.3B
(+6.1%)
$5.5B
(+4.2%)
$6.0B
(+8.6%)
Average Deposits
(Change)
$11.9B
(+0.1%)
$13.3B
(+11.6%)
$14.7B
(+10.3%)
$15.3B
(+4.1%)
$15.8B
(+3.5%)
Net Interest Margin 3.14% 2.74% 2.96% 3.13% 3.13%
Net Interest Income  $106.3M $104.5M $120.3M $130.5M $135.5M
Non-Interest Income $86.2M
(3)
$71.9M $90.0M $123.7M
(1)
$95.6M
Net (Recoveries) Charge-
Offs/Total Average Gross
Loans
0.73% 0.57% (0.19%)
(6)
0.00%
(5)
(0.15%)
(4)
Non-Interest Expense $104.2M $115.9M $117.4M $121.0M
(2)
$127.5M
(4) Represents net recoveries of $2.3M.
(5) Represents net charge-offs of $30K.
(6) Represents net recoveries of $2.5M.
(1) Includes gains of $0.51/share or $22.5M (net of tax) from sales of AFS securities.
(2) Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps.
(3) Includes gains of $0.34/share or $14.2M (net of tax) from sales of AFS securities.
17  Appendix – Financial Results (Highlights)

Financial Highlights: 2007 -2010
2007 2008 2009 2010
Diluted Earnings Per Share $3.28 $2.16 $0.66 $2.24
Net Income Available to
Common Stockholders
$120.3M $73.6M $22.7M $95.0M
Average Loans
(Change)
$3.5B
(+22.2%)
$4.6B
(+31.5%)
$4.7B
(+1.4%)
$4.4B
(-5.6%)
Average Deposits
(Change)
$4.0B
(+1.0%)
$4.9B
(+23.6%)
$8.8B
(+79.6%)
$12.0B
(+36.8%)
Average AFS Securities $1.4B $1.3B $2.3B $5.3B
Net Interest Margin 7.19% 5.72% 3.73% 3.08%
Net Interest Income $375.8M $368.6M $382.2M $418.1M
Non-Interest Income $221.0M $152.4M $97.7M $247.5M
Net Charge-Offs/Total Average
Gross Loans
0.35% 0.87% 2.64% 0.77%
Non-Interest Expense $346.5M $312.9M $343.9M $422.8M
18  Appendix – Financial Results (Highlights)

Billions
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$6.33
$6.01
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Period-End Loans
Average Loans

SVB Financial Group

Loans Are at an All-Time High 19 19 Appendix – Financial Results (Loans)

Billions
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$6.33
$5.62
2007
2008
2009
2010
YTD Q311
Period-End Loans
Average Loans

SVB Financial Group

Loans Are at an All-Time High 20 20 Appendix – Financial Results (Loans)

Millions
(As a % of Total Average Gross Loans)
$120
$100
$80
$60
$40
$20
$0
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
$40.51
0.63%
(0.15%)
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Non-Performing Loans
Net Charge-Offs (%)
Non-Performing Loans (%)

SVB Financial Group

Credit Quality Has Remained Strong 21 Appendix – Financial Results (Credit Quality)

Billions
Loans
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$6.3
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
9/30/11

6%
5%
4%
3%
2%
1%
0%
-1%
3.32%
1.57%
0.63%
-0.11%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
9/30/11
NPLs as % of Total Gross Loans
NCOs as % of Total Gross Loans

Solid Credit Quality Through The Cycle Note: Period-end loans 22 Appendix – Financial Results (Credit Quality)

$40
$35
$30
$25
$20
$15
$10
$5
$0
$19.2
$34.8
Period-End Total Assets
Period-End Total Client Funds*
2007
2008
2009
2010
Q111
Q211
Q311

SVB Financial Group

Solid Franchise With Consistent Growth 23 Billions 23 Appendix – Financial Results (Assets) • Total client funds includes deposits and off-balance sheet client investment funds.

$25
$20
$15
$10
$5
$0
$18.7
$16.1
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Period-End Deposits
Period-End Client Investment Funds

SVB Financial Group

Total Client Liquidity is at an All-Time High 24 Billions 24 Appendix – Financial Results (Client Liquidity) •Total client liquidity includes deposits and off-balance sheet client investment funds.

Rate Increases Will Benefit Us Significantly
* Tax-effected; estimates are based on static balance sheet and assumptions as of 9/30/11
Changes in
Fed Funds
Rate (basis
points)
Changes in
Net Interest
Income (tax
effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin Effect
+75 +19.1M $0.44 +0.9% +0.18%
+100 +$26.8M $0.62 +1.3% +0.25%
+200 +$67.3M $1.56 +3.2% +0.63%
+300 +$108.3M $2.51 +5.0% +1.01%
25  Appendix – Financial Results (Rate Sensitivity)
We expect each 25 bps increase in the Fed Funds rate to contribute approximately $6 – $9 million to Net Interest Income*

Higher Loan Balances Will Benefit Us
* Estimates are based on static balance sheet and assumptions as of 9/30/11
We expect each $250 million increase in loan volume to
contribute approximately $0.23 to EPS*
Growth in
Overall Loan
Balances
($$)
Changes in
Net Interest
Income (tax
effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin
Effect
+250 million +$9.7M $0.23 +0.5% +0.09%
+500 million +$19.4M $0.45 +0.9% +0.18%
+750 million +$29.1M $0.68 +1.64% +0.27%
+1 billion +$38.8M $0.90 +1.9% +0.36%
26  Appendix – Financial Results (Rate Sensitivity)

20%
18%
16%
14%
12%
10%
8%
6%
4%
14.81%
14.21%
8.01%
8.00%
2007
2008
2009
2010
Q111
Q211
Q311
Total Risk-based Capital
Tangible Common Equity/Risk-weighted Assets
Tangible Common Equity/Tangible Assets
Tier 1 Leverage

SVB Financial Group

We Are Well Capitalized
*
*
27  Appendix – Financial Results (Capital Ratios)
•
TCE/TA and TCE/RWA are non-GAAP numbers; please refer to Non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
Holding Company Capital Ratios

18%
16%
14%
12%
10%
8%
6%
4%
2007
2008
2009
2010
Q111
Q211
Q311
13.07%
12.60%
7.31%
6.93%
Total Risk-based Capital
Tangible Common Equity/Risk-weighted Assets
Tangible Common Equity/Tangible Assets
Tier 1 Leverage

SVB Financial Group

We Are Well Capitalized
Bank Capital Ratios
1)
1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports.  Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases.
2) TCE/TA and TCE/RWA are non-GAAP numbers; please refer to non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
28  Appendix – Financial Results (Capital Ratios)
2)
2)

Growth Initiatives 29 Appendix – Growth Initiatives

From startup | to standout | to global standard.

SVB *Accelerator*

SVB *Growth*

SVB *Corporate Finance*

SVB Financial Group

We’re Supporting Clients At All Stages ~50% Market Share 10% – 12% Market Share < 10% Market Share 30 Appendix – Growth Initiatives

Prior to
2011
2011 - 2012 Long Term
Financial
Impact
- Rep office
- Loan
production
office
Branch and
full product
set
Subsidiary bank +
Europe; expansion
and growth
0-2 years
- Rep Office
- Funds
JV Bank and
related
activities
Subsidiary
Branch; expansion
and growth
3-5 years
- Rep Office
- Loan
production
office
Expansion and
growth
0-2 years
- NBFC
- Fund
Develop NBFC Branch or
subsidiary
3-5 years
We Are Extending Our Platform Globally
31 31  Appendix – Growth Initiatives

Private Bank
•
Expanded private banking services
•
Tailored lending for influencers in the SVB
ecosystem
•
An advanced, easy-to-use, online platform
•
Support for clients’ success in all arenas:
business, family, life
32  Appendix – Growth Initiatives

Venture Capital Markets 33 Appendix – Venture Capital Markets

Billions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
1200
1000
800
600
400
200
0
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
U.S. VC Investment
M&A
IPO
IPO Deals
M&A Deals
Investment Deals

SVB Financial Group

Stabilizing VC Markets 34 Appendix – Venture Capital Markets Volume Source: ThomsonReuters, National Venture Capital Association, PricewaterhouseCoopers - MoneyTree

Billions
$36.0
$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
4500
4000
3500
3000
2500
2000
1500
1000
500
0
2007
2008
2009
2010
As of 9/30/11
U.S. VC Investment
M&A
IPO
IPO Deals
M&A Deals
Investment Deals

SVB Financial Group

Source: ThomsonReuters, National Venture Capital Association, PricewaterhouseCoopers - MoneyTree 35 Appendix – Venture Capital Markets Stabilizing VC Markets Deal Volume

Non-GAAP Reconciliations 36 Appendix – Non-GAAP Reconciliations

Non-GAAP Net Income Reconciliation
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
37  Appendix – Non-GAAP Reconciliations
September 30, June 30, September 30,
2011 2011 2010
Net income available to common stockholders 37,571 $                  65,750 $            37,787 $
Less: Gains on sales of available-for-sale securities -                                  (37,314)              (23,605)
Tax impact of gains on sales of available-for-sale securities -                                  14,810               9,397
Less: Net gain from note repurchases and termination of
corresponding interest rate swaps -                                  (3,123)                -
Tax impact of net gain from note repurchases and termination of corresponding interest rate swaps
-                                  1,240                 -
Non-GAAP net income available to common stockholders
$37,571 $41,363 $23,579
Three months ended
Non-GAAP net income
(Dollars in thousands)

Non-GAAP EPS Reconciliation
38  Appendix – Non-GAAP Reconciliations
September 30, June 30, September 30,
2011 2011 2010
GAAP earnings per common share — diluted $0.86 $1.50 $0.89
Less: Gains on sales of available-for-sale securities -                                 (0.85)                  (0.56)
Tax impact of gains on sales of available-for-sale securities -                                 0.34                     0.22
Less: Net gain from note repurchases and termination of
corresponding interest rate swaps -                                 (0.07)                  -
Tax impact of net gain from note repurchases and termination of corresponding interest rate swaps
-                                 0.03                     -
Non-GAAP earnings per common share — diluted
$0.86 $0.95 $0.55
Weighted average diluted common shares outstanding
43,791,238              43,739,743       42,512,515
Non-GAAP earnings per share
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP TCE/TA and TCE/RWA
Reconciliation
39  Appendix – Non-GAAP Reconciliations
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
September 30, December 31, September 30, December 31,
2011 2010 2011 2010
GAAP SVBFG stockholders' equity 1,536,098 $        1,274,350 $        1,317,325 $        1,074,561 $
Less:  intangible assets
650                        847                        -                             -
Tangible common equity (TCE)
1,535,448 $        1,273,503 $        1,317,325 $        1,074,561 $
GAAP total assets 19,195,363 $      17,527,761 $      18,016,695 $      16,268,589 $
Less: intangible assets
650                        847                        -                             -
Tangible assets (TA) 19,194,713 $      17,526,914 $      18,016,695 $      16,268,589 $
Risk-weighted assets (RWA) 10,808,233 $      9,406,677 $        10,453,446 $      9,047,907 $
Tangible common equity to tangible assets 8.00                       7.27                       7.31                       6.61
Tangible common equity to risk-weighted assets 14.21                   13.54                   12.60                   11.88
Non-GAAP tangible common equity and tangible
assets (dollars in thousands, except ratios)
SVB Financial Bank

Non-GAAP Non-Interest Income Reconciliation
40  Appendix – Non-GAAP Reconciliations
September 30, June 30, September 30, December 31, December 31,
2011 2011 2010 2010 2009
GAAP noninterest income 95,611 $             123,708 $           86,236 $             247,530 $           97,743 $
Less: income (losses) attributable to
noncontrolling interests, including
carried interest
41,239                26,558                17,589                54,186                (24,901)
Noninterest income, net of
noncontrolling interests 54,372                97,150                68,647                193,344              122,644
Less: gains on sales of available-for-
sale securities
-                          37,314                23,605                24,699                -
Non-GAAP noninterest income, net
of noncontrolling interests and
excluding gains on sales of
available-for-sale securities
54,372 $             59,836 $             45,042 $             168,645 $           122,644 $
Three months ended Year ended
Non-GAAP noninterest income, net
of noncontrolling interests
(dollars in thousands)
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Operating Efficiency Reconciliation
41  Appendix – Non-GAAP Reconciliations
* The non-GAAP operating efficiency ratio is calculated by dividing non-GAAP noninterest expense, net of non-controlling interests by non-GAAP taxable equivalent revenue, net of noncontrolling interests. For additional GAAP to non-GAAP reconciliation  information, please refer to our latest  Forms 10-Q and 10-K, as well as our quarterly earnings releases.
September 30, June 30, September 30, December 31, December 31,
2011 2011 2010 2010 2009
GAAP noninterest expense 127,451 $         121,032 $       104,171 $         422,818 $            343,866 $
Less: amounts attributable to
noncontrolling interests 2,766                2,621             2,939                12,348                 12,451
Less: net gain from note repurchases and
termination of corresponding interest rate
swaps -                        (3,123)            -                        -                          -
Less: impairment of goodwill
-                        -                     -                        -                          4,092
Non-GAAP noninterest expense, net of
noncontrolling interests
124,685 $         121,534 $       101,232 $         410,470 $            327,323 $
GAAP taxable equivalent net interest
income 135,938 $         130,929 $       106,851 $         420,186 $            384,354 $
Less: income (expenses) attributable to
noncontrolling interests
32                     45                 2                       28                        (18)
Non-GAAP taxable equivalent net interest
income, net of noncontrolling interests 135,906            130,884         106,849            420,158               384,372
Non-GAAP noninterest income, net of
noncontrolling interests
54,372              59,836           45,042              168,645               122,644
Non-GAAP taxable equivalent revenue, net
of noncontrolling interests
190,278 $         190,720 $       151,891 $         588,803 $            507,016 $
Non-GAAP operating efficiency ratio
65.53% 63.72% 66.65% 69.71% 64.56%
Three months ended Year ended
Non-GAAP operating efficiency ratio*, net of
noncontrolling interests (dollars in
thousands, except ratios)

Non-GAAP Non-Marketable Securities Reconciliation
42  Appendix – Non-GAAP Reconciliations
September 30, June 30, September 30,
2011 2011 2010
GAAP non-marketable securities 951,963 $               875,194 $      656,067 $
Less: noncontrolling interests in non-marketable securities
605,558                   543,548         375,988
Non-GAAP non-marketable securities, net of noncontrolling
interests
346,405 $               331,646 $      280,079 $
Non-GAAP non-marketable securities, net of noncontrolling
interests
(dollars in thousands)
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Non-Marketable Securities Reconciliation
43  Appendix – Non-GAAP Reconciliations
December 31, December 31, December 31, December 31,
2010 2009 2008 2007
GAAP non-marketable securities 721,520 $              553,531 $              467,206 $              339,877 $
Less: noncontrolling interests in non-
marketable securities
423,400                 320,523                 298,140                 225,000*
Non-GAAP non-marketable securities,
net of noncontrolling interests
298,120 $              233,008 $              169,066 $              $       114,877*
Non-GAAP non-marketable securities,
net of noncontrolling interests
(dollars in thousands)
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
* Estimated